LPLA SEPARATE ACCOUNT ONE

                                       and

                      LONDON PACIFIC LIFE & ANNUITY COMPANY

                         SUPPLEMENT DATED JULY 25, 1997
                         TO PROSPECTUS DATED MAY 1, 1997

         The following sentence replaces the second sentence in the section of the Prospectus entitled "Contributions":

         The minimum initial Contribution is $5,000 (except for Individual Retirement Annuities, the minimum initial Contribution is $1,000).